Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of TechPrecision Corporation (the “Company”) for the year ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alexander Shen, the Chief Executive Officer of the Company, and I, Thomas Sammons, the Chief Financial Officer of the Company, do hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2022	/s/ Alexander Shen
Alexander Shen
Chief Executive Officer

Dated: August 9, 2022	/s/ Thomas Sammons
Thomas Sammons
Chief Financial Officer (Principal Financial Officer)